[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.2

Amendment No. 1 to Manufacturing and Supply Agreement

Amendment No. 1 to the Manufacturing and Supply Agreement, dated 30th September 2017 (the “Amendment”) between Nevro Corp. (“Nevro”) and Vention Medical Design and Development, Inc. (“Vention”).

WHEREAS, Nevro and Vention have entered into a Manufacturing and Supply Agreement, dated December 8th, 2015 (the “Existing Agreement”).

WHEREAS, Nevro and Vention desire to amend the Existing Agreement by amending and restating Appendix B on the terms set forth herein.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Nevro and Vention agree as follows:

Appendix B of the Existing Agreement shall be amended and restated in its entirety to reflect the current and proposed unit costs for the Model 2000 Unit. The proposed unit cost contained in the new Appendix B will become effective for units delivered beginning on October 1, 2017. Appendix B shall be restated as follows:

APPENDIX B

9/22/2017

Model Unit Costing – Current and Proposed Unit Cost

Model 2000 Pricing Summary
	Current Unit Cost to Date	Proposed Unit Cost
Material	$[***]	$[***]
Labor	$[***]	$[***]
Assay Yield Factor	[***]%	[**]%
Total	$[***]	$[***]

Model 2000 Pricing - Material Detail
	Current Unit Cost to Date	Proposed Unit Cost
Material Cost	$[***]	$[***]
MAC	[***]%	[***]%
Material Yield Factor	[***]%	[***]%
Total Material Cost	$[***]	$[***]

Model 2000 Pricing Labor Detail
	Current Unit Cost to Date	Proposed Unit Cost
Direct Labor Hours	[***]	[***]
Indirect Labor	[***]	[***]
Total Hours	[***]	[***]
Total Cost	$[***]	$[***]

IN WITNESS HEREOF, the parties hereto have executed this Agreement as of the date first written above.

Vention Medical Design and Development, Inc.

By:	/s/ Thomas Testa
Title:	President
Printed Name:	Thomas Testa
Date:	9/20/2017

Nevro Corp.

By:	/s/ Andrew Galligan
Title:
Printed Name:
Date: